AMERICAN INDEPENDENCE FUNDS TRUST

(the “Trust”)

SUPPLEMENT DATED DECEMBER 15, 2015
TO THE
PROSPECTUS DATED MARCH 1, 2015
(As Supplemented Through November 27, 2015)

RX DYNAMIC STOCK FUND

(formerly, the American Independence Stock Fund)

(Ticker Symbols: IFCSX, FMGRX, FMGCX)

At a Board meeting held on December 11, 2015, RiskX Investments, LLC (formerly American Independence Financial Services, LLC), the adviser to the Rx Dynamic Stock Fund (the “Fund”), recommended to the Trustees of the Board that the Fund change its investment strategy with respect to using a value-oriented approach to using a growth-oriented approach. There will be no change to the Fund’s investment objective and the Fund’s other investment strategies will remain the same at this time. In addition, the management team of Messrs. Baird, Hansen, Rubin and Wruble has changed and the Fund is now managed solely by Mr. Wruble, the Chief Investment Officer of RiskX Investments, LLC.

Effective immediately, certain information in the Fund’s Prospectus is updated as described below:

1.     Information in the “Summary” section for the Rx Dynamic Stock Fund is updated as follows:

a.     Under the “Principal Investment Strategies, Risks and Performance” section, the first sentence after “Principal Strategies” is replaced in its entirety with the following:

The Fund seeks long-term capital appreciation by using a growth oriented approach to selecting individual equity securities that the Adviser considers to have superior appreciation potential using third-party research and fundamental analysis.

b.     Under the “Principal Investment Strategies, Risks and Performance” section, the following risk description replaces in its entirety “Style Risk” under “Principal Risks”:

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

c.     Under the “Management” section, the table listing the portfolio managers under “Portfolio Management” is replaced in its entirety with the following:

Manager Name	Primary Title	Managed the Fund Since
Steven Wruble, CFA	Portfolio Manager, Chief Investment Officer	2015

2.     Information in the section titled “More About The Funds” is updated as follows:

a.     Under “Additional Information About the Funds’ Investment Strategies”, the paragraph on the Rx Dynamic Stock Fund is replaced in its entirety with the following:

Rx Dynamic Stock Fund. The Fund’s Adviser uses a disciplined growth approach to portfolio construction using extensive quantitative and analytical resources. The selection process begins by looking at the universe of primarily U.S. listed companies with a market capitalization in excess of $2 billion. A quantitative present value of growth opportunities evaluation is applied to relatively rank the universe of stocks based on their growth characteristics.  This is applied in conjunction with other third-party research and fundamental analysis.  The Adviser is also sensitive to broader market trends which may help to limit the number of securities that make it through the screening process in favor of a more defensive allocation. The cash equivalent levels may rise as particular stocks are reduced as they exhibit weak growth scores; however, under normal circumstances, cash will be below 20%. The Adviser opportunistically adds to existing positions at attractive prices.

b.     Under “Related Risks”, the “Style Risk” in the chart is replaced with “Growth Stock Risk” and the information following the chart with respect to “Style Risk” is replaced in its entirety with the following:

Growth Stock Risk. If growth companies do not increase their earnings at a rate expected by investors, the market price of the stock may decline significantly, even if earnings show an absolute increase. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns.

c.     Under “Fund Management”, the biographical information on Mr. Richard (“Rick”) Baird, Mr. David Hansen and Mr. Eric M. Rubin, with respect to the Rx Dynamic Stock Fund, are stricken.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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